UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 13, 2020 (March 9, 2020)

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Galleria Boulevard, Brentwood, TN 37027-2926
(Address of Principal Executive Offices)

(615) 771-7575
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

2019 Incentive Bonuses

In connection with the Company’s 2019 performance, on March 9, 2020, the Compensation Committee of the Board approved the following 2019 incentive bonuses based on the 2019 Incentive Plan:

Named Executive Officer	Title	2019 Bonus
James R. McKnight, Jr.	Chief Executive Officer	$225,000
Leslie D. Campbell	Chief Operating Officer	$187,500
Kerry D. Massey	Chief Financial Officer	$137,500

Restricted Stock Grants

In connection with the Company’s 2019 performance, on March 9, 2020, the Compensation Committee approved the grant of restricted shares of common stock of the Company to be granted on March 13, 2020, to certain executive officers, which shares of restricted stock will vest 1/3 on the first, second and third anniversary of the date of grant.

Named Executive Officer	Number of Shares
James R. McKnight, Jr.	25,000
Becky B. Bodie	15,000
Kerry D. Massey	12,500

Special Restricted Stock Grants

In addition, on March 9, 2020, the Compensation Committee approved a special grant of 100,000 shares of common stock of the Company to be granted on March 13, 2020, to Mr. McKnight, which shares are fully vested on the date of grant. The Company will pay Mr. McKnight a cash bonus in an amount equal to the estimated federal income tax payable by Mr. McKnight as a result of the grant.

2020 Salaries

The Compensation Committee of the Board also approved the following base salaries for the Named Executive Officers for 2020 on March 9, 2020:

Named Executive Officer	Title	2020 Salary
James R. McKnight, Jr.	Chief Executive Officer	$450,000
Becky B. Bodie	Chief Operating Officer	$300,000
Kerry D. Massey	Chief Financial Officer	$290,000

2019 Annual Incentive Plan

Finally, on March 9, 2020, the Compensation Committee of the Board approved a 2020 annual incentive plan. The plan provides potential bonuses ranging from 0% to 120% of the Named Executive Officers’ base salary based upon achieving stated levels of 2020 EBITDAR less cash rent and Revenue and certain strategic goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diversicare Healthcare Services, Inc.

By: /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

Date:    March 13, 2020